Exhibit 99.1




[Logo of Entergy]                               For further information:
                                  Nancy Morovich, VP, Investor Relations
                                          Phone 504/576-5506, Fax - 2897
INVESTOR NEWS                                        nmorovi@entergy.com


July 31, 2001


                  ENTERGY ACHIEVES RECORD SECOND QUARTER,
                  NUCLEAR AND TRADING EXCEED EXPECTATIONS


NEW ORLEANS - Entergy Corporation announced second quarter 2001 consolidated earnings per share of $1.06, compared with $1.04 in 2000. On an operational basis, Entergy earned $1.06 per share, up 8 percent when compared with $0.98 in 2000, in spite of mild weather in 2001. Entergy experienced unusually hot weather in the second quarter of 2000 which accounted for $0.10 of the earnings for that period. The 2001 increase was primarily driven by improved results at Entergy's competitive nuclear and trading businesses.

"Another quarter of record earnings demonstrates Entergy's ability to deliver on our commitments," said J. Wayne Leonard, Entergy's chief executive officer. "Today we are pleased to share further evidence of the success and profitability of our strategy as our businesses continue to exceed expectations. We've yet to realize all the upside potential in these businesses and will work during the remainder of 2001 and beyond to capture every available opportunity to create tangible value for our shareholders."


Table 1 provides a comparative summary of earnings per share for the second quarter and year-to-date 2001.

----------------------------------------------------------------------------
Table 1:  Entergy Corporation Consolidated Results
Second Quarter and Year-to-Date 2001 vs. 2000
----------------------------------------------------------------------------
(Per share in U.S. $)
                                       Second Quarter        Year-to-Date
                                       --------------        ------------
                                     2001   2000 $ Change 2001   2000 $ Change
                                     ----------------------------------------
As Reported
      U.S. Utility                   0.74   0.78  (0.04)  1.25   1.10   0.15
      Parent & Other                 0.03   0.06  (0.03) (0.01)  0.07  (0.08)
      Competitive Businesses         0.29   0.20   0.09   0.51   0.28   0.23
                                     ---------------------------------------
  Consolidated Earnings              1.06   1.04   0.02   1.75   1.45   0.30

Less Special Items
      U.S. Utility                    -      -      -    (0.01) (0.07)  0.06
      Parent & Other                  -      -      -    (0.05)   -    (0.05)
      Competitive Businesses          -     0.06  (0.06)   -     0.06  (0.06)
                                     ---------------------------------------
  Total                               -     0.06  (0.06) (0.06) (0.01) (0.05)

Operational
      U.S. Utility                   0.74   0.78  (0.04)  1.26   1.17   0.09
      Parent & Other                 0.03   0.06  (0.03)  0.04   0.07  (0.03)
      Competitive Businesses         0.29   0.14   0.15   0.51   0.22   0.29
                                     ---------------------------------------
  Consolidated Earnings              1.06   0.98   0.08   1.81   1.46   0.35

Weather Impact                         -    0.10  (0.10)  0.05   0.02   0.03

Consolidated Operational Earnings    1.06   0.88   0.18   1.76   1.44   0.32
Excluding Weather
----------------------------------------------------------------------------

U.S. Utility

In second quarter 2001, as reported and operational utility earnings were $0.74 per share, compared with $0.78 for the same period in 2000. There were no special items included at the utility in either quarter. The slight decrease in earnings was due primarily to less favorable weather in the current period. Weather in second quarter 2001 was relatively normal, while much warmer than normal weather contributed $0.10 to earnings per share in second quarter 2000.

Mild weather and reduced usage in the current period lowered residential sales by 2 percent, compared to second quarter 2000. Commercial sales were flat, while higher fuel prices and weak economic conditions reduced megawatt hour sales in the industrial sector by 3 percent quarter over quarter. The impact of reduced sales and net revenues was partially offset by lower expenses in 2001. Operation and maintenance expenses per megawatt hour generated were down 11 percent for the quarter, in part due to the reversal of Entergy Arkansas' storm damage costs. Costs previously expensed were transferred to a regulatory asset account to align with the Arkansas Public Service Commission's recommendations for future recovery.

The utility continued its focus on reliability and customer service. Reliability complaints to regulators declined 33% compared to second quarter 2000. Also, the utility's twelve month ended average outage frequency and average outage duration decreased by 6 percent and 7 percent, respectively and these improvements were achieved while working more safely.

Table 2 provides a summary of the utility's key operational measures with quarter to quarter and year-to-date comparisons.

_______________________________________________________________________________
Table 2. Utility Operational Performance Measures
Second Quarter and Year-to-Date 2001 vs. 2000 (see table 14 for definitions of measures)

                                     Second Quarter             Year-to-Date
                                2001     2000  % Change  2001     2000 % Change

Utility
Generation in GWh              23,814   24,110    -1%   45,284   44,595     2%
GWh billed
  Residential                   6,733    6,857    -2%   14,269   13,369     7%
  Commercial and gov't          6,538    6,515     0%   12,727   12,382     3%
  Industrial                   10,710   11,021    -3%   21,022   21,638    -3%
Operation & maintenance exp.    14.33    16.10   -11%    14.58    15.86    -8%
Reliability
  SAIFI                          2.21     2.35    -6%
  SAIDI                         169.5    183.0    -7%
  Reliability complaints           30       45   -33%       56       79   -29%
  Safety                            6        9   -33%        9       17   -35%
Number of customers
  Residential                                          2,215,321 2,199,803  1%
  Commercial                                             309,289   301,382  3%
  Industrial                                              39,538    40,477 -2%
_______________________________________________________________________________


Parent & Other

Parent & Other earnings per share were $0.03 in second quarter 2001, compared with $0.06 in second quarter 2000. The decrease in second quarter 2001 was due primarily to lower investment income compared to second quarter 2000 as a result of a combination of reduced investment balances and investment yields.

Competitive Businesses
On an as reported basis, the competitive businesses earned $0.29 per share in second quarter 2001, an increase of 45 percent compared with the $0.20 earned in the same period of 2000. Second quarter 2000 results include one special item, a $0.06 gain recorded at Entergy Wholesale Operations on the sale of the Freestone project. Excluding this gain, operational earnings increased 107 percent, from $0.14 in second quarter 2000 to $0.29 in second quarter 2001.

Table 5 provides a 2001 vs. 2000 comparison of contributions by competitive business for the second quarter and yearto-date, on both as reported and operational bases.
_______________________________________________________________________________
Table 3: Competitive Businesses Contributions to Earnings Per Share
Second Quarter and Year-to-Date 2001 vs. 2000
_______________________________________________________________________________
(Per share in U.S. $)
                                  Second Quarter              Year-to-Date
                                2001    2000 $ Change    2001    2000 $ Change
                               ------------------------------------------------
As Reported
Entergy Nuclear                 0.15    0.05    0.10     0.29    0.10    0.19
Entergy-Koch                    0.20    0.03    0.17     0.27    0.07    0.20
Entergy Wholesale Operations   (0.06)   0.12   (0.18)   (0.05)   0.11   (0.16)
                               ----------------------------------------------
Total                           0.29    0.20    0.09     0.51    0.28    0.23

Less Special Items
Entergy Nuclear                  -       -       -        -       -       -
Entergy-Koch                     -       -       -        -       -       -
Entergy Wholesale Operations     -      0.06   (0.06)     -      0.06   (0.06)
                               ----------------------------------------------
Total                            -      0.06   (0.06)     -      0.06   (0.06)

Operational
Entergy Nuclear                 0.15    0.05    0.10     0.29    0.10    0.19
Entergy-Koch                    0.20    0.03    0.17     0.27    0.07    0.20
Entergy Wholesale Operations   (0.06)   0.06   (0.12)   (0.05)   0.05   (0.10)
                               ----------------------------------------------
Total                           0.29    0.14    0.15     0.51    0.22    0.29
_______________________________________________________________________________

Entergy Nuclear

Entergy Nuclear earned $0.15 per share compared to $0.05 in second quarter 2000. The increase was due primarily to increased revenue resulting from the addition of Indian Point 3 and FitzPatrick nuclear units acquired in late 2000. Also, operating expenses for second quarter 2001 were lower due to refueling outages and the timing of other operation and maintenance expenses. ENI achieved a 200 percent increase in earnings in spite of scheduled refueling outages completed during second quarter 2001 at Pilgrim and Indian Point 3 resulting in each unit being out of service for nearly one-third of the quarter. These refueling outages lowered ENI's average capacity factor to
77.8 percent for second quarter 2001. However, the outages were completed in 28 days at Pilgrim and 26 days at Indian Point 3, which were decreases of 54% and 35%, respectively, compared to previous refueling outage times.

ENI's success in closing transactions and its ability to achieve operational excellence resulted in an increase in its net MW in operation by 269 percent over just one year ago and increased GWh generated by 195 percent during the second quarter 2001 over the comparable period in 2000. ENI's overall performance reflects its commitment to a continuous focus on safe and efficient operations.

Table 4 provides a summary of Entergy Nuclear's key operational measures with quarter to quarter and year-to-date comparisons.

_______________________________________________________________________________
Table 4. Entergy Nuclear Operational Performance Measures
Second Quarter and Year-to-Date 2001 vs. 2000 (see table 14 for definitions of measures)

                            Second Quarter              Year-to-Date
                        2001     2000  % Change   2001     2000  % Change
                        -------------------------------------------------
Entergy Nuclear
Net MW in operation     2,475     670    269%
Generation in GWh       4,208   1,427    195%    9,457    2,838    233%
Capacity factor         77.8%   97.5%    -20%    88.0%    97.0%     -9%


Refueling outage duration   Current
                            Period     Last Outage   % Change
                            ---------------------------------
Pilgrim                       28            61         -54%
Indian Point 3                26            40         -35%
_______________________________________________________________________________


Entergy-Koch

Entergy-Koch completed its first full quarter of operations and contributed $0.20 to earnings per share. This compares to $0.03 contributed by Entergy Power Marketing Corp. in second quarter 2000.

Axia Energy, Entergy-Koch's trading and marketing subsidiary, contributed the majority of the quarter's earnings. Axia's profitability was primarily the result of electricity and gas trading during the second quarter, driven by a 5 percent increase in gas marketed.

The Gulf South pipeline also experienced increased profitability in second quarter 2001 due primarily to increases in average transportation rates. Gulf South had higher earnings in spite of a 10 percent decrease in throughput that drove the pipeline's per unit production cost up 6 percent for the quarter, as fixed costs were spread over fewer units. The reduced throughput resulted from reduced demand and weaker economic conditions.

Favorable market conditions caused reported earnings for Entergy-Koch to be better than anticipated. In addition, results were affected by certain terms of the partnership arrangements that allocate income (and the taxes on that income) from various sources on a disproportionate basis. These disproportionate allocations, which were favorable to Entergy in the aggregate, contributed to the better than anticipated results.

Table 5 provides a summary of Entergy-Koch's key operational measures with quarter to quarter and year-to-date comparisons.
_______________________________________________________________________________
Table 5. Entergy-Koch Operational Performance Measures
Second Quarter and Year-to-Date 2001 vs. 2000 (see table 14 for definitions of measures)

                                   Second Quarter               Year-to-Date
                              2001       2000 % Change    2001    2000 % Change
                             --------------------------------------------------
Axia Energy Trading
Gas volatility                  52%       54%    -4%       71%       48%  48%
Electricity volatility         221%      314%   -30%      213%      243% -12%
Electricity marketed (GWh)   26,386    27,612    -4%    57,395    54,247   6%
Gas marketed (Bcf/d)            6.8       6.5     5%       7.0       6.5   8%
Gulf South Pipeline
Throughput                     2.26      2.51   -10%      2.36      2.61 -10%
Production cost              $0.095    $0.090     6%    $0.093    $0.089   4%
_______________________________________________________________________________

Entergy Wholesale Operations

EWO recorded a loss of $(0.06) in second quarter 2001 on an operational basis as compared with $0.06 in earnings per share for second quarter 2000. Earnings per share were positively impacted in 2000 by the receipt of liquidated damages on the Saltend project in the United Kingdom. Unfavorable market conditions in the U.K. during second quarter 2001 negatively impacted earnings results for Saltend and Damhead Creek, EWO's two operating plants in the U.K. This impact was partially offset by a $0.03 gain recorded in 2001 on the sale of DeSoto, a development site in Florida. Entergy began including modest gains or losses such as this in operational earnings in 2001, consistent with its stated strategy of managing wholesale operations as a portfolio of assets.

As of the end of second quarter 2001, EWO's net MW in operation increased by 178 percent while MW under construction decreased by 74 percent due to the start of commercial operations of Saltend and Damhead Creek. EWO announced the sale of the Saltend plant to Calpine Corporation in early July 2001, the gain on which will be recorded in Entergy's third quarter 2001 results. EWO's total megawatts announced or in development increased substantially as of June 30, 2001, compared to June 30, 2000, as a result of its continuing efforts to site turbines in North America and to expand into European markets.

Table 6 provides a summary of Entergy Wholesale Operations key operational measures with quarter to quarter comparisons.

_______________________________________________________________________________
Table 6. Entergy Wholesale Operations Operational Performance Measures
Second Quarter and Year-to-Date 2001 vs. 2000 (see table 14 for definitions of measures)
_______________________________________________________________________________

                                 Second Quarter             Year-to-Date
                              2001   2000  % Change    2001   2000  % Change
                             -----------------------------------------------
Entergy Wholesale
Net MW in operation          3,368  1,210    178%
Net MW under construction      523  2,000    -74%
Net MW announced development 6,213  2,301    170%
_______________________________________________________________________________

Variance Analysis

Tables 7 and 8, on the following page, provide second quarter and year-to-date 2001 vs. 2000 reported earnings variance analyses for "U.S. Utility, Parent & Other," "Competitive Businesses," and "Consolidated."


_______________________________________________________________________________
Table 7: Entergy Corporation Reported Earnings Per Share Variance Analysis Second Quarter 2001 vs. 2000
_______________________________________________________________________________
(Per share in U.S. $)                 U.S. Utility,   Competitive
                                     Parent & Other   Businesses   Consolidated

2000 earnings                             0.84          0.20           1.04
Net revenue                              (0.16) (a)     0.28  (b)      0.12
Other income (deductions)                 0.01          0.10  (c)      0.11
Preferred dividend requirements           0.01           -             0.01
Share repurchase / dilution effect        0.01           -             0.01
Other operation & maintenance expense     0.11  (e)    (0.11) (f)       -
Depreciation/amortization expense         0.02         (0.03) (g)     (0.01)
Nuclear refueling outage expense           -           (0.01)         (0.01)
Decommissioning expense                  (0.01)          -            (0.01)
Taxes other than income taxes            (0.01)        (0.01)         (0.02)
Gain (loss) on sale of assets-net          -           (0.03) (d)     (0.03)
Income taxes - other                     (0.01) (h)    (0.03) (h)     (0.04)
Interest expense and other charges       (0.04) (i)    (0.07) (j)     (0.11)
                                         -----         -----          -----
2001 earnings                             0.77          0.29           1.06
                                         -----         -----          -----
_______________________________________________________________________________


_______________________________________________________________________________
Table 8: Entergy Corporation Reported Earnings Per Share Variance Analysis Year-to-Date 2001 vs. 2000
_______________________________________________________________________________
(Per share in U.S. $)                  U.S. Utility,   Competitive
                                      Parent & Other   Businesses  Consolidated

2000 earnings                              1.17            0.28          1.45
Net revenue                                0.06  (a)       0.61  (b)     0.67
Other income (deductions)                  0.02            0.22  (c)     0.24
Share repurchase / dilution effect         0.04            0.02          0.06
Preferred dividend requirements            0.02             -            0.02
Nuclear refueling outage expense            -             (0.01)        (0.01)
Income taxes - other                      (0.01) (h)      (0.01) (h)    (0.02)
Gain (loss) on sale of assets-net           -             (0.03) (d)    (0.03)
Taxes other than income taxes             (0.04) (k)      (0.04) (k)    (0.08)
Depreciation/amortization expense         (0.02)          (0.06) (g)    (0.08)
Interest expense and other charges        (0.09) (i)      (0.14) (j)    (0.23)
Other operation & maintenance expense      0.09  (e)      (0.33) (f)    (0.24)
                                          -----           -----         -----
2001 earnings                              1.24            0.51          1.75
                                          -----           -----         -----
_______________________________________________________________________________


(a) Net revenue decreased in second quarter 2001 due primarily to comparatively milder weather in the current quarter vs. 2000, lower industrial sales, and an adjustment to the Entergy Arkansas TCA account related to storm damage costs as recommended by the APSC staff. Year-to-date 2001 net revenue increased over 2000 due primarily to more favorable weather over the first half of 2001 vs. 2000 and the absence of any regulatory and other reserve adjustments which negatively impacted 2000 revenues. Partially offsetting these positive impacts were lower industrial sales and the 2001 TCA adjustment at Entergy Arkansas.

          Utility Net Revenue Variance Analysis, 2001 vs. 2000 ($ EPS)
               Second Quarter                       Year-to-Date
     Weather                  (0.10)      Weather                  0.03
     Sales growth/pricing     (0.04)      Sales growth/pricing    (0.04)
     EAI TCA adjustment       (0.02)      EAI TCA adjustment      (0.02)
     Special items              -         Special items            0.07
     Other (parent & other)     -         Other (parent & other)   0.02
     Total                    (0.16)      Total                    0.06

(b) Net revenue increased as a result of the inclusion of operations from Indian Point 3 and Fitzpatrick of $0.26 and $0.56 per share, respectively.
(c) Other income (deductions) increased due primarily to Entergy -Koch earnings of $0.20 and $0.27, for the quarter and year-to-date, respectively. Damhead Creek liquidated damages of $0.04 received in first quarter 2001 also improved the year-to-date comparative results. Offsetting the increases in both periods was Saltend liquidated damages of $0.10 recorded in second quarter 2000.
(d) Gain (loss) on sale of assets decreased due to the second quarter 2001 DeSoto project gain of $0.03 offset by second quarter 2000 Freestone gain of $0.06.
(e) Other operation & maintenance expense decreased primarily due to reversing $0.07 of storm damage expenses at Entergy Arkansas to align with the APSC's recommendations for future recovery, and to lower fossil and nuclear plant expenses.
(f) Other operation & maintenance expense increased due primarily to inclusion of operations from Indian Point 3, Fitzpatrick, Saltend and Damhead Creek.
(g) Depreciation expense increased in both periods due to the commercial operation of the U.K. assets and the addition of Indian Point 3 and Fitzpatrick.
(h) Income statement line items are tax -affected at the statutory rate with differences between this rate and effective rates reflected in the income taxes - other line.
(i) Interest expense & other charges increased for the quarter and year-to-date due to increased long-term debt at the Utility, increased regulatory reserve-related interest expense and increased short term borrowings at the Parent.
(j) Interest expense & other charges increased for the quarter and year-to-date due to financing the Indian Point 3 and Fitzpatrick acquisitions and inclusion of interest expense for Saltend and Damhead Creek, which was previously being capitalized during construction.
(k) Other taxes expense increased due to higher franchise taxes at utility due to higher fuel revenue, and property taxes incurred for Indian
    Point 3 and Fitzpatrick.

Table 9 lists special items by business for the second quarter and year-to-date for 2001 and 2000. Special items are those events that are non-routine, related to prior periods, or related to discontinued operations.

-------------------------------------------------------------------------------
Table 9: Entergy Special Items [shown as positive / (negative) impact on earnings]
Second Quarter and Year-to-Date 2001 vs. 2000
-------------------------------------------------------------------------------
(Per share in U.S. $)                     Second Quarter        Year-to-Date
                                        2001 2000 $ Change  2001  2000 $ Change
                                        ---------------------------------------
U.S. Utility Special Items
  Merger expenses                          -   -      -    (0.01)   -    (0.01)
  Regulatory and reserve adjustments       -   -      -      -    (0.07)  0.07
Total                                      -   -      -    (0.01) (0.07)  0.06

Parent & Other Special Items
  Merger expenses                          -   -      -    (0.05)   -    (0.05)

Competitive Businesses Special Items
  EWO - Gain on sale of Freestone Project  -  0.06  (0.06)   -     0.06  (0.06)
Total Special Items                        -  0.06  (0.06) (0.06) (0.01) (0.05)
-------------------------------------------------------------------------------


Other Performance Highlights

Entergy generated $416 million in operating cash in second quarter 2001, a decrease of 18 percent compared to second quarter 2000. Both quarterly and year-to-date decreases in operating cash were attributed primarily to lower earnings and liquidated damages from U.K. assets, fuel expenses and ice storm costs at the utility and merger expenses and higher interest expense at Parent. Entergy ended the second quarter with about $700 million of cash and cash equivalents. The lower cash balance as compared to previous periods also reflects short-term debt payments made near the end of the second quarter. The current level of cash along with the additional borrowing capacity continues to offer significant financial flexibility to Entergy.

Cash return on average investment for the twelve months ended June 2001 grew to 8.9 percent, an improvement of 11 percent compared to one year ago.
Return on average common equity improved by 22 percent over one year ago rising to 11 percent reflecting Entergy's continued earnings growth. Net margin decreased during the period as a result of substantially higher levels of fuel revenue in second quarter 2001 for which there is no margin recovered from customers. Net interest coverage ended the period nearly unchanged versus second quarter 2000.

Table 10 provides a summary of financial metrics for the second quarter and year to date 2001 and 2000.

-------------------------------------------------------------------------------
Table 10: Entergy Corporation Key Financial Performance Metrics
Second Quarter and Year-to-Date 2001 vs. 2000
-------------------------------------------------------------------------------

                                     Second Quarter          Year-to-Date
                                 2001    2000   Change   2001   2000   Change
                                ---------------------------------------------
Operating cash flow (millions)   $416    $510    ($94)   $601   $840   ($239)
Operating cash flow per share   $1.84   $2.24  ($0.40)  $2.67  $3.61  ($0.94)

For 12 months ending June 30                   2001    2000  Change
                                             ----------------------
Cash return on average investment             8.90%   8.05%  0.85%
Return on average common equity(l)           11.03%   9.05%  1.98%
Net margin - operational (m)                  7.02%   7.31% (0.29%)
Net interest coverage (n)                      5.15    5.40  (0.25)
Book value per share                         $32.87  $31.02  $1.85
End of period shares outstanding (millions)   221.7   223.5   (1.8)

-------------------------------------------------------------------------------
(l) "Return on average common equity" is 12-months rolling net income divided by average common equity.
(m) "Net margin - operational" is 12-months rolling net income adjusted to exclude the impact of special items divided by 12 months rolling revenue.
(n) "Net interest coverage" is 12-months rolling EBITDA divided by 12-months rolling net interest expense, which is gross interest less dividend and interest income.

Earnings Review and Outlook

"Through the first half of 2001 our financial results remain very solid reinforced by the performance of our nuclear and trading businesses," said
C. John Wilder, Entergy's chief financial officer. "These businesses have tripled their contribution to operational earnings in just one year and the utility continues to provide strong earnings and cash flow. Our financial metrics demonstrate another quarter of improvement in return on equity and cash return on investment and our net interest coverage remains quite good at 5.2 times. While we are disappointed with the year-to-date earnings at EWO, we remain confident in our ability to meet previously established earnings guidance in 2001 and beyond. Therefore, we are reaffirming our current guidance at $3.00 to $3.20 per share for 2001, and $3.30 to $3.50 for the year 2002, exclusive of the impact of weather in both periods."

Entergy's 2001 earnings guidance, with 2000 operational results as its starting point, is detailed in Table 11 below. Key assumptions and changes incorporated since guidance was last issued in April 2001 are as follows:

- More than 75 percent of 2001 earnings are expected to come from the utility. Earnings guidance is based on existing rate plans and fuel recovery mechanisms. The utility's previous guidance range of $2.36 to $2.43 was updated to a new range of $2.36 to $2.39 to reflect the delay in the cessation of goodwill amortization.
- Approximately 15 percent of earnings are expected from Entergy Nuclear where revenue streams are tied to purchase power agreements that cover
  100 percent of the megawatt hours generated. The previous guidance range of $0.35 to $0.38 was increased to $0.42 to $0.50 to reflect better than expected cost and outage performance experienced year to date, as well as higher output and improved cost performance projected for the remainder of the year. The current guidance range also assumes the acquisition of Indian Point 2 will occur in mid September.
- Conservative assumptions, given year-to-date performance at Entergy-Koch, drive 2001 earnings guidance for the venture. The previous guidance range of $0.25 to $0.30 per share is increased to $0.34 to $0.39 per share to reflect better than expected year-to-date results and the expectation of moderate market volatility for the remainder of the year.
- Continued weakness in U.K. power prices and the sale of the Saltend plant reduce earnings guidance at EWO from the previous range of $0.10 to $0.14 to a loss in the range of $(0.08) to $(0.05).
- Parent & Other guidance improves from the previous range of $(0.06) to $(0.05) to $(0.04) to $(0.03) to reflect higher cash balances due to the sale of Saltend and the delay in the Indian Point 2 closing.

Table 11 provides Entergy's projection of 2001 operational earnings per share with 2000 operational results as its data starting point.

-------------------------------------------------------------------------------
Table 11: 2001 Earnings Per Share Guidance Based on 2000 Operational Earnings
-------------------------------------------------------------------------------
(Per share in US $)
                           2000                                               2001 Guidance
                       Operational      Changes in 2001                            Range
                                                               Range of Impact
Utility excluding weather        Operating improvement & other    0.03   0.06
                                                                 ------------
                           2.33     Total                         0.03   0.06   2.36   2.39

Entergy Nuclear                  Lower Pilgrim revenue due to
                                  outage & PPA                   (0.05) (0.04)
                                 Indian Point 3 (outage year)
                                  and FitzPatrick                 0.16   0.22
                                 Indian Point 2 (closing
                                  mid-Sept.)                      0.09   0.10
                                                                 ------------
                           0.22     Total                         0.20   0.28   0.42   0.50

Entergy-Koch                     Axia Energy and Gulf South
                                  Pipeline                        0.15   0.20
                                                                 ------------
                           0.19     Total                         0.15   0.20   0.34   0.39

Entergy Wholesale                Liquidated damages              (0.13) (0.13)
 Operations                      Domestic & international
                                  earnings                        0.06   0.09
                                                                 ------------
                          (0.01)    Total                        (0.07) (0.04) (0.08) (0.05)

Parent & Other                   Net interest income/(expense)   (0.09) (0.08)
                                 Competitive retail start-up
                                  expenses                       (0.02) (0.02)
                                                                 ------------
                           0.07     Total                        (0.11) (0.10) (0.04) (0.03)
                          -----------------------------------------------------------------
Total                      2.80                                   0.20   0.40   3.00   3.20
Weather impact             0.32                                                 0.05   0.05
Total including weather    3.12                                                 3.05   3.25
-------------------------------------------------------------------------------------------

Entergy's 2001 earnings guidance with June 2001 Year-To-Date actual results as its starting point is detailed in Table 12 below. This table reflects the projected changes in the earnings profile for each of Entergy's businesses for the remainder of 2001.

-------------------------------------------------------------------------------
Table 12: 2001 Earnings Per Share Guidance Based on June 2001 Year-To-Date
Earnings
-------------------------------------------------------------------------------
(Per share in US $)
                      June 2001
                       Year-To-                                             2001 Guidance
                         Date                 July-December 2001                Range


                                                             Range of Impact
Utility excluding               July - December earnings        1.15   1.18
                                                               ------------
                         1.21     Total                         1.15   1.18   2.36   2.39

Entergy Nuclear                 Pilgrim, IP3, Fitzpatrick,
                                 IP2 Operations (Capacity
                                 factor ranging from 85%-93%)   0.18   0.25
                                Increased outage amortization
                                 expense                       (0.05) (0.04)
                                                               ------------
                         0.29     Total                         0.13   0.21   0.42   0.50

Entergy-Koch                    Low to normal volatility        0.07   0.12
                                                               ------------
                         0.27     Total                         0.07   0.12   0.34   0.39

Entergy Wholesale               Domestic & international
 Operations                      earnings                       0.02   0.03
                                Development expense/other      (0.05) (0.03)
                                                               ------------
                        (0.05)    Total                        (0.03)   -    (0.08) (0.05)

Parent & Other                  Net interest income/(expense)  (0.02) (0.01)
                                Competitive retail start-up
                                 expenses                      (0.02) (0.02)
                                Corporate expenses             (0.04) (0.04)
                                                               ------------
                         0.04     Total                        (0.08) (0.07) (0.04) (0.03)
                        -----------------------------------------------------------------
Total                    1.76                                   1.24   1.44   3.00   3.20
Weather impact           0.05                                                 0.05   0.05
Total including weather  1.81                                                 3.05   3.25
-----------------------------------------------------------------------------------------

Entergy's 2002 earnings guidance is detailed in Table 13 below. Key assumptions and changes incorporated since guidance was last issued in April 2001 are as follows:

- A little more than 70 percent of 2002 earnings are expected to come from the utility. Earnings guidance is based on existing rate plans and fuel recovery mechanisms. The Utility's previous guidance range of $2.41 to $2.48 was increased to $2.48 to $2.51 to reflect modest operational improvements, and the full impact of the cessation of goodwill amortization.
- Approximately 18 percent of earnings are expected from Entergy Nuclear where revenue streams are tied to power agreements that cover 100% of the megawatt hours generated. The previous guidance range of $0.55 to $0.58 was increased to $0.56 to $0.64 to reflect continued operating improvements and higher output achieved across the nuclear fleet.
- Entergy-Koch's 2002 earnings guidance assumes steady performance in both the trading and pipeline businesses. The previous guidance range of $0.30 to $0.35 per share is increased to $0.34 to $0.39. Absent material changes in market conditions beyond 2002, Entergy anticipates these types of businesses will sustain earnings in this range or higher.
- Continued weakness in U.K. power prices, offset to some extent by contributions from new projects available for a portion of 2002, reduces EWO's previous range of $0.16 to $0.20 to $(0.01) to $0.02.
- Parent & Other's guidance improves from the previous range of $(0.12) to $(0.11) to the revised range of $(0.07) to $(0.06) to reflect lower levels of borrowings and related interest expense.

Table 13 provides Entergy's projection of 2002 operational earnings per share with 2001 Guidance Range as its data starting point.

-------------------------------------------------------------------------------
Table 13 2002 Earnings Per Share Guidance
-------------------------------------------------------------------------------
(Per share in US $)
                          2001 Guidance                                         2002 Guidance
                              Range          Changes in 2002                        Range
                                                                        Impact
Utility excluding weather                Operational improvement         0.05
                                         Suspension of goodwill
                                          amortization                   0.07
                                                                        -----
                           2.36   2.39     Total                         0.12    2.48    2.51

Entergy Nuclear                          Outage Differences              0.02
                                         Indian Point 2 - full year
                                          with outage                    0.03
                                         Additional revenue - Pilgrim
                                          PPA                            0.05
                                         New project/other               0.04
                                                                        -----
                           0.42   0.50     Total                         0.14    0.56    0.64

Entergy-Koch                             Normalized trading             (0.05)
                                         New product/market growth       0.05
                                                                        -----
                           0.34   0.39     Total                          -      0.34    0.39

Entergy Wholesale                        Domestic & international
 Operations                               earnings                       0.07
                                                                        -----
                          (0.08) (0.05)    Total                         0.07   (0.01)   0.02

Parent & Other                           Net interest income/(expense)  (0.03)
                                                                        -----
                          (0.04) (0.03)    Total                        (0.03)  (0.07)  (0.06)
                          -------------------------------------------------------------------
Total                      3.00   3.20                                   0.30    3.30    3.50
Weather impact              -      -                                              -       -
Total including weather    3.00   3.20                                           3.30    3.50
----------------------------------------------------------------------------------------------


Supplemental Definitions

Table 14 provides definitions of operational performance measures referenced in this release.

-------------------------------------------------------------------------------
Table 14 Definitions of Operational Performance Measures
-------------------------------------------------------------------------------

Utility
Generation in GWh                    Total number of GWh produced by all
                                      utility generation facilities
GWh billed                           Total number of GWh billed to all customer classes
Operation & maintenance and          Operation and maintenance and nuclear
nuclear refueling outage expenses     refueling expenses per MWh generated,
                                      excluding fuel
SAIFI                                System average interruption frequency index
SAIDI                                System average interruption duration index
Reliability complaints               Number of complaints to regulators
                                      concerning reliability issues
Safety                               Number of accidents resulting in lost work time
Number of customers                  Year-to-date average number of customers

Entergy Nuclear
Net MW in operation                  Installed capacity owned or operated by Entergy Nuclear
Generation in GWh                    Total number of GWh produced by all non-utility nuclear facilities
Capacity factor                      The percentage of the period that the plant
                                      generates power calculated by dividing the
                                      output by the capacity and normalizing the
                                      time period
Refueling outage duration            Number of generation days lost for a scheduled
                                      refueling outage

Entergy-Koch
Axia Energy Trading
Gas volatility                       Average volatility of Henry Hub spot prices
                                      for the period
Electricity volatility               Average volatility of into-Entergy
                                      power prices for the period
Electricity marketed (GWh)           Total physical GWh volumes marketed during
                                      the period
Gas marketed (Bcf/d)                 Physical Bcf/d volumes marketed during
                                      the period

Gulf South Pipeline
Throughput                           Gas in Bcf/d transported by the pipeline
                                      during the period
Production cost                      Cost in $/mmbtu associated with delivering
                                      gas, excluding cost of gas

Entergy Wholesale Operations
Net MW in operation                  Total MW owned and operated
Net MW under construction            Total MW owned and under construction
Net MW announced in development      Total possible MW that have been announced publicly

Entergy's common stock is listed on the New York, Chicago, and Pacific exchanges under the symbol "ETR".

Entergy Corporation's on-line address is www.entergy.com
****************************************************************************
The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi , Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. and their affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, the onset of competition, including the ability to recover net regulatory assets and other potential stranded costs, the effects of recent developments in the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy's service territories, changes in corporate strategies, and other factors.


Entergy Corporation

Consolidating Balance Sheet
June 30, 2001
(Dollars in thousands)
(Unaudited)

                                                       U.S.       Parent &    Competitive Eliminations    Consolidated
                                                     Utilities     Other       Businesses
                     ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                             $  104,600    $   3,579   $   78,185          $  -    $ 186,365
    Temporary cash investments - at cost,
     which approximates market                          265,665       98,046      137,873             -      501,583
    Special deposits                                          -            -       10,747             -       10,747
                                                    -----------   ----------   ----------   -----------  -----------
       Total cash and cash equivalents                  370,265      101,625      226,805             -      698,695
                                                    -----------   ----------   ----------   -----------  -----------
Notes receivable                                             (1)     336,661      103,715      (439,543)         833
Accounts receivable:
   Customer                                             439,129            -       59,179             -      498,308
   Allowance for doubtful accounts                       (7,383)      (2,064)      (1,942)            -      (11,389)
   Associated companies                                  18,564       75,539      (29,616)      (64,487)           -
   Other                                                 65,685        2,755      117,589             -      186,029
   Accrued unbilled revenues                            445,016            -          138             -      445,154
                                                    -----------   ----------   ----------   -----------  -----------
     Total receivables                                  961,011       76,230      145,348       (64,487)   1,118,102
Deferred fuel costs                                     450,040            -            -             -      450,040
Fuel inventory - at average cost                        110,234            -        3,178            18      113,430
Materials and supplies - at average cost                332,346           15      101,765             -      434,126
Rate deferrals                                            7,430            -            -             -        7,430
Deferred nuclear refueling outage costs                  50,730            -       68,389             -      119,119
Prepayments and other                                    85,299        8,489       36,733        (5,600)     124,922
                                                    -----------   ----------   ----------   -----------  -----------
TOTAL                                                 2,367,354      523,020      685,933      (509,612)   3,066,696
                                                    -----------   ----------   ----------   -----------  -----------

                  OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                        216    7,854,316      573,431    (7,854,316)     573,647
Decommissioning trust funds                             889,389            -      456,614             -    1,346,003
Non-utility property - at cost (less accumulated
   depreciation)                                        224,175       34,932       29,415             -      288,522
Non-regulated investments                                     -       34,658      135,207       (23,158)     146,707
Other - at cost (less accumulated depreciation)          18,825        5,389      306,262             -      330,476
                                                    -----------   ----------   ----------   -----------  -----------
TOTAL                                                 1,132,606    7,929,295    1,500,929    (7,877,474)   2,685,355
                                                    -----------   ----------   ----------   -----------  -----------

                  PROPERTY, PLANT, AND EQUIPMENT

Electric                                             24,083,333        4,552    1,411,103             -   25,498,989
Plant acquisition adjustment                            382,232            -          300             -      382,532
Property under capital lease                            761,144            -       77,755             -      838,899
Natural gas                                             194,769            -            -             -      194,769
Construction work in progress                           705,566        4,809      200,302             -      910,677
Nuclear fuel under capital lease                        260,660            -            -             -      260,660
Nuclear fuel                                             36,231            -      153,834             -      190,065
                                                    -----------   ----------   ----------   -----------  -----------
   TOTAL PROPERTY, PLANT AND EQUIPMENT               26,423,935        9,361    1,843,294             -   28,276,591
Less - accumulated depreciation and amortization     11,602,382        3,648      119,568             -   11,725,598
                                                    -----------   ----------   ----------   -----------  -----------
   PROPERTY, PLANT AND EQUIPMENT - NET               14,821,553        5,713    1,723,726             -   16,550,993
                                                    -----------   ----------   ----------   -----------  -----------

        DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                     970,223            -            -             -      970,223
    Unamortized loss on reacquired debt                 175,060            -            -             -      175,060
    Deferred fuel costs                                  53,522            -            -             -       53,522
    Other regulatory assets                             941,917            -            -             -      941,917
  Long-term receivables                                  32,316            -            -             -       32,316
  Other                                                 211,543      486,001      678,911      (485,696)     890,760
                                                    -----------   ----------   ----------   -----------  -----------
TOTAL                                                 2,384,581      486,001      678,911      (485,696)   3,063,798
                                                    -----------   ----------   ----------   -----------  -----------

TOTAL ASSETS                                        $20,706,094   $8,944,030   $4,589,498   $(8,872,782)  25,366,842
                                                    ===========   ==========   ==========   ===========  ===========

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
June 30, 2001
(Dollars in thousands)
(Unaudited)

                                                       U.S.       Parent &    Competitive Eliminations    Consolidated
                                                     Utilities     Other       Businesses


 LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Currently maturing long-term debt                    $719,408     $      -     $108,914    $       -     $ 828,322
Notes payable:
  Associated companies                                      -      102,801      337,354     (440,154)            -
  Other                                                10,715      472,000        2,804            -       485,519
Account payable:
  Associated companies                                 (1,333)      54,372      (14,286)     (38,753)            -
  Other                                               473,621        5,036      162,715            -       641,371
Customer deposits                                     181,717            -            -            -       181,717
Taxes accrued                                         569,378      118,033        7,563            -       694,974
Accumulated deferred income taxes                     141,470          (12)      27,395            -       168,853
Nuclear refueling outage costs                         16,276            -            -            -        16,276
Interest accrued                                      148,282        1,936       22,972            -       173,189
Obligations under capital leases                      155,803            -            -            -       155,803
Other                                                 171,966        7,993       59,287      (30,723)      208,525
                                                  -----------   ----------   ----------   ----------   -----------
TOTAL                                               2,587,303      762,159      714,718     (509,630)    3,554,549
                                                  -----------   ----------   ----------   ----------   -----------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                   3,368,735      (57,617)      (3,626)           -     3,307,492
Accumulated deferred investment tax
   credits                                            482,702            -            -            -       482,702
Obligations under capital leases                      177,722            -           15            -       177,737
FERC settlement - refund obligation                    27,134            -            -            -        27,134
Other regulatory liabilities                          146,765            -            -            -       146,765
Decommisioning                                        308,935            -      463,952            -       772,888
Transition to competition                             212,576            -            -            -       212,576
Regulatory reserves                                   447,322            -            -            -       447,322
Accumulated provisions                                278,221           (6)      59,366            -       337,581
Other                                                 771,988       26,028      335,857     (434,534)      699,342
                                                  -----------   ----------   ----------   ----------   -----------
TOTAL                                               6,222,100      (31,595)     855,564     (434,534)    6,611,539
                                                  -----------   ----------   ----------   ----------   -----------

Long-term debt
                                                    5,682,550       25,939    1,680,133      (83,109)    7,305,513
Preferred stock with sinking fund                      61,185            -            -            -        61,185
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures    215,000            -            -            -       215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                  334,687            -            -            -       334,687
  Common stock                                      2,225,870      360,699      922,602   (3,506,689)        2,482
       Authorized shares            500,000,000
       Issued shares CY             248,174,087
  Paid-in capital                                   1,779,439    5,503,004      497,175   (3,118,284)    4,661,334
  Retained earnings                                 1,599,420    3,126,676       45,831   (1,326,785)    3,445,141
  Accumulated other comprehensive income (loss)        (1,460)     (78,697)     (97,909)      77,633      (100,433)
  Less - treasury stock, at cost                            -      724,155       28,616      (28,616)      724,155
       Shares CY                    26,496,354

                                                  -----------   ----------   ----------   ----------   -----------
TOTAL                                               5,937,956    8,187,527    1,339,083   (7,845,509)    7,619,056
                                                  -----------   ----------   ----------   ----------   -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY.       $20,706,094   $8,944,030   $4,589,498  $(8,872,782)  $25,366,842
                                                  ===========   ==========   ==========  ===========   ===========
*Totals may not foot due to rounding.




Entergy Corporation

Consolidating Balance Sheet
December 31, 2000
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   & Other   Businesses
                   ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                                    $ 46,511   $    821   $ 110,218     $       -    $ 157,550
    Temporary cash investments - at cost,
    which approximates market                                307,589    114,957     217,492             -      640,038
    Special deposits                                               -          -     584,836             -      584,836
                                                         ----------- ----------  ----------   -----------  -----------
      Total cash and cash equivalents                        354,100    115,778     912,546             -    1,382,424
                                                         ----------- ----------  ----------   -----------  -----------
Notes receivable                                               1,544    780,878           -      (778,814)       3,608
Accounts receivable:
   Customer                                                  447,036          -      50,785             -      497,821
   Allowance for doubtful accounts                            (7,383)    (2,064)       (500)            -       (9,947)
   Associated companies                                       21,587    124,533       5,348      (151,469)           -
   Other                                                     100,612      1,908     292,998             -      395,518
   Accrued unbilled revenues                                 415,409          -           -             -      415,409
                                                         ----------- ----------  ----------   -----------  -----------
     Total receivables                                       977,261    124,377     348,631      (151,469)   1,298,801
Deferred fuel costs                                          568,331          -           -             -      568,331
Fuel inventory - at average cost                              91,859          -       1,802            18       93,679
Materials and supplies - at average cost                     338,494        (13)     86,876             -      425,357
Rate deferrals                                                16,581          -           -             -       16,581
Deferred nuclear refueling outage costs                       46,544          -           -             -       46,544
Prepayments and other                                         54,323      2,838      65,528             -      122,690
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,449,037  1,023,858   1,415,383      (930,265)   3,958,015
                                                         ----------- ----------  ----------   -----------  -----------

              OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                             214  7,005,736           -    (7,005,737)         214
Decommissioning trust funds                                  867,242          -     448,615             -    1,315,857
Non-utility property - at cost (less accumulated
  depreciation)                                              224,443     33,741       4,768             -      262,952
Non-regulated investments                                          -     11,500     177,655            (1)     189,154
Other - at cost (less accumulated depreciation)               17,859      4,439       4,738             -       27,036
                                                         ----------- ----------  ----------   -----------  -----------
                   TOTAL                                   1,109,759  7,055,416     635,776    (7,005,738)   1,795,213
                                                         ----------- ----------  ----------   -----------  -----------

PROPERTY, PLANT AND EQUIPMENT

Electric                                                  24,020,884      4,415   1,112,262             -   25,137,562
Plant acquisition adjustment                                 390,364          -         300             -      390,664
Property under capital lease                                 769,370          -      62,452             -      831,822
Natural gas                                                  190,989          -           -             -      190,989
Construction work in progress                                447,562      2,225     486,998             -      936,785
Nuclear fuel under capital lease                             277,673          -           -             -      277,673
Nuclear fuel                                                  38,848          -     118,755             -      157,603
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL PROPERTY, PLANT AND EQUIPMENT                       26,135,692      6,640   1,780,767             -   27,923,098
Less - accumulated depreciation and amortization          11,385,858      3,187      88,307             -   11,477,352
                                                         ----------- ----------  ----------   -----------  -----------
PROPERTY, PLANT AND EQUIPMENT - NET                       14,749,834      3,453   1,692,460             -   16,445,745
                                                         ----------- ----------  ----------   -----------  -----------

            DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                          980,266          -           -             -      980,266
    Unamortized loss on reacquired debt                      183,627          -           -             -      183,627
    Deferred fuel costs                                       95,661          -           -             -       95,661
    Other regulatory assets                                  792,515          -           -             -      792,515
  Long-term receivables                                       29,586      6,000      (6,011)            -       29,575
  Other                                                      177,147    417,735     978,441      (402,046)   1,171,278
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,258,803    423,735     972,430      (402,046)   3,252,922
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL ASSETS                                             $20,567,433 $8,506,463  $4,716,048   $(8,338,048) $25,451,896
                                                         =========== ==========  ==========   ===========  ===========
*Totals may not foot due to rounding.

Entergy Corporation

Consolidating Balance Sheet
December 31, 2000
(Dollars in thousands)
(Unaudited)

                                                             U.S.      Parent   Competitive Eliminations   Consolidated
                                                          Utilities   & Other    Businesses

        LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Currently maturing long-term debt                          $ 309,738  $       -    $154,477      $      -   $  464,215
Notes payable:
  Associated companies                                             -     70,190     708,624      (778,814)           -
  Other                                                          715    387,000         308             -      388,023
Account payable:
  Associated companies                                         8,178     17,517      22,880       (48,575)           -
  Other                                                      877,052      6,915     320,260             -    1,204,227
Customer deposits                                            172,169          -           -             -      172,169
Taxes accrued                                                310,395    134,324       7,092             -      451,811
Accumulated deferred income taxes                            225,629         20           -             -      225,649
Nuclear refueling outage costs                                10,209          -           -             -       10,209
Interest accrued                                             169,924        781       1,328             -      172,033
Obligations under capital leases                             156,907          -           -             -      156,907
Other                                                        176,505     10,864      22,760       (17,222)     192,908
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      2,417,420    627,611   1,237,729      (844,611)   3,438,151
                                                         ----------- ----------  ----------   -----------  -----------

      DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                          3,336,353    (80,078)     (7,192)            -    3,249,083
Accumulated deferred investment tax credits                  494,315          -           -             -      494,315
Obligations under capital leases                             201,858          -          15             -      201,873
FERC settlement - refund obligation                           30,745          -           -             -       30,745
Other regulatory liabilities                                 104,841          -           -             -      104,841
Decommisioning                                               295,801          -     453,907             -      749,708
Transition to competition                                    191,934          -           -             -      191,934
Regulatory reserves                                          396,789          -           -             -      396,789
Accumulated provisions                                       287,797        (10)    102,329             -      390,116
Other                                                        719,070    104,349     439,982      (410,264)     853,137
                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      6,059,503     24,261     989,041      (410,264)   6,662,541
                                                         ----------- ----------  ----------   -----------  -----------

Long-term debt                                             6,039,638     25,999   1,752,125       (85,669)   7,732,093
Preferred stock with sinking fund                             65,758          -           -             -       65,758
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust holding
  solely junior subordinated deferrable debentures           215,000          -           -             -      215,000

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                         334,688          -           -             -      334,688
  Common stock                                             2,225,870    359,699     367,863    (2,950,950)       2,481
       Authorized shares    500,000,000
       Issued shares CY     248,094,614
  Paid-in capital                                          1,779,381  5,457,993     511,690    (3,088,580)   4,660,483
  Retained earnings                                        1,430,175  2,861,546     (63,111)   (1,037,972)   3,190,639
  Accumulated other comprehensive income (loss)                    -    (75,742)    (73,289)       73,998      (75,033)
  Less - treasury stock, at cost                                   -    774,905       6,000        (6,000)     774,905
       Shares CY             28,490,031

                                                         ----------- ----------  ----------   -----------  -----------
TOTAL                                                      5,770,114  7,828,591     737,153    (6,997,504)   7,338,353
                                                         ----------- ----------  ----------   -----------  -----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               $20,567,433 $8,506,463  $4,716,048   $(8,338,048) $25,451,896
                                                         =========== ==========  ==========   ===========  ===========

*Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
June 30, 2001 vs December 31, 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)

                                                     U.S.         Parent       Competitive Eliminations    Consolidated
                                                   Utilities      & Other       Businesses
             ASSETS
CURRENT ASSETS

 Cash and cash equivalents:
    Cash                                           $  58,089     $   2,758    $  (32,033)   $        -      $    28,815
     Temporary cash investments - at cost,
      which approximates market                      (41,924)      (16,911)      (79,619)            -         (138,455)
    Special deposits                                       -             -      (574,089)            -         (574,089)
                                                 ----------------------------------------------------------------------
              Total cash and cash equivalents         16,165       (14,153)     (685,741)            -         (683,729)
                                                 ----------------------------------------------------------------------
Notes receivable                                      (1,545)     (444,217)      103,715       339,271           (2,775)
Accounts receivable:
   Customer                                           (7,907)            -         8,394             -              487
   Allowance for doubtful accounts                         -             -        (1,442)            -           (1,442)
   Associated companies                               (3,023)      (48,994)      (34,964)       86,982                -
   Other                                             (34,927)          847      (175,409)            -         (209,489)
   Accrued unbilled revenues                          29,607             -           138             -           29,745
                                                 ----------------------------------------------------------------------
     Total receivables                               (16,250)      (48,147)     (203,283)       86,982         (180,699)
Deferred fuel costs                                 (118,291)            -             -             -         (118,291)
Fuel inventory - at average cost                      18,375             -         1,376             -           19,751
Materials and supplies - at average cost              (6,148)           28        14,889             -            8,769
Rate deferrals                                        (9,151)            -             -             -           (9,151)
Deferred nuclear refueling outage costs                4,186             -        68,389             -           72,575
Prepayments and other                                 30,976         5,651       (28,795)       (5,600)           2,232
                                                 ----------------------------------------------------------------------
TOTAL                                                (81,683)     (500,838)     (729,450)      420,653         (891,319)
                                                 ----------------------------------------------------------------------

   OTHER PROPERTY AND INVESTMENTS

Investment in affiliates - at equity                       2       848,580       573,431      (848,579)         573,433
Decommissioning trust funds                           22,147             -         7,999             -           30,146
Non-utility property - at cost
  (less accumulated depreciation)                       (268)        1,191        24,647             -           25,570
Non-regulated investments                                  -        23,158       (42,448)      (23,157)         (42,447)
Other - at cost (less accumulated depreciation)          966           950       301,524             -          303,440
                                                 ----------------------------------------------------------------------
TOTAL                                                 22,847       873,879       865,153      (871,736)         890,142
                                                 ----------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT

Electric                                              62,449           137       298,841             -          361,428
Plant acquisition adjustment                          (8,132)            -             -             -           (8,132)
Property under capital lease                          (8,226)            -        15,303             -            7,077
Natural gas                                            3,780             -             -             -            3,780
Steam products                                             -             -             -             -                -
Construction work in progress                        258,004         2,584      (286,696)            -          (26,108)
Nuclear fuel under capital lease                     (17,013)            -             -             -          (17,013)
Nuclear fuel                                          (2,617)            -        35,079             -           32,462
                                                 ----------------------------------------------------------------------
TOTAL PROPERTY, PLANT AND EQUIPMENT                  288,243         2,721        62,527             -          353,494
Less - accumulated depreciation and amortization     216,524           461        31,261             -          248,246
                                                 ----------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT - NET                   71,719         2,260        31,266             -          105,248
                                                 ----------------------------------------------------------------------

 DEFERRED DEBITS AND OTHER ASSETS

Regulatory assets:
    SFAS 109 regulatory asset - net                  (10,043)            -             -             -          (10,043)
    Unamortized loss on reacquired debt               (8,567)            -             -             -           (8,567)
    Deferred fuel costs                              (42,139)            -             -             -          (42,139)
    Other regulatory assets                          149,402             -             -             -          149,402
  Long-term receivables                                2,730        (6,000)        6,011             -            2,741
  Other                                               34,396        68,266      (299,530)      (83,650)        (280,518)
                                                 ----------------------------------------------------------------------
TOTAL                                                125,778        62,266      (293,519)      (83,650)        (189,124)
                                                 ----------------------------------------------------------------------

TOTAL ASSETS                                     $   138,661    $  437,567    $ (126,550)  $  (534,734)   $     (85,055)
                                                 ======================================================================

* Totals may not foot due to rounding.


Entergy Corporation

Consolidating Balance Sheet
June 31, 2001 vs December 31, 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)


                                                    U.S.         Parent       Competitive Eliminations    Consolidated
                                                 Utilities      & Other       Businesses

 LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Currently maturing long-term debt                 $409,670      $      -      $(45,563)    $       -         $364,107
Notes payable:
  Associated companies                                   -        32,611      (371,270)      338,660                -
  Other                                             10,000        85,000         2,496             -           97,496
Account payable:
  Associated companies                              (9,511)       36,855       (37,166)        9,822                -
  Other                                           (403,431)       (1,879)     (157,545)            -         (562,856)
Customer deposits                                    9,548             -             -             -            9,548
Taxes accrued                                      258,983       (16,291)          471             -          243,163
Accumulated deferred income taxes                  (84,159)          (32)       27,395             -          (56,796)
Nuclear refueling outage costs                       6,067             -             -             -            6,067
Interest accrued                                   (21,642)        1,155        21,644             -            1,156
Obligations under capital lease                     (1,104)            -             -             -           (1,104)
Other                                               (4,539)       (2,871)       36,527       (13,501)          15,617
                                               ----------------------------------------------------------------------
TOTAL                                              169,883       134,548      (523,011)      334,981          116,398
                                               ----------------------------------------------------------------------

DEFERRED CREDITS AND OTHER LIABILITIES

Accumulated deferred income taxes                   32,382        22,461         3,566             -           58,409
Accumulated deferred investment tax credits        (11,613)            -             -             -          (11,613)
Obligations under capital lease                    (24,136)            -             -             -          (24,136)
FERC settlement - refund obligation                 (3,611)            -             -             -           (3,611)
Other regulatory liabilities                        41,924             -             -             -           41,924
Decommisioning                                      13,134             -        10,045             -           23,180
Transition to competition                           20,642             -             -             -           20,642
Regulatory reserves                                 50,533             -             -             -           50,533
Accumulated provisions                              (9,576)            4       (42,963)            -          (52,535)
Other                                               52,918       (78,321)     (104,125)      (24,270)        (153,795)
                                               ----------------------------------------------------------------------
TOTAL                                              162,597       (55,856)     (133,477)      (24,270)         (51,002)
                                               ----------------------------------------------------------------------


Long-term debt                                    (357,088)          (60)      (71,992)        2,560         (426,580)
Preferred stock with sinking fund                   (4,573)            -             -             -           (4,573)
Company-obligated mandatorily redeemable
  preferred securities of subsidiary trust
  holding solely junior subordinated
  deferrable debentures                                  -             -             -             -                -

SHAREHOLDERS' EQUITY

Preferred stock without sinking fund                    (1)            -             -             -                -
  Common stock                                           -         1,000       554,739      (555,739)               -
    Authorized shares
    Issued shares CY
  Paid-in capital                                       58        45,011       (14,515)      (29,704)             851
  Retained earnings                                169,245       265,130       108,942      (288,813)         254,502
  Accumulated other comprehensive income (loss)     (1,460)       (2,955)      (24,620)        3,635          (25,400)
  Less - treasury stock, at cost                         -       (50,750)       22,616       (22,616)         (50,750)

                                               ----------------------------------------------------------------------
TOTAL                                              167,842       358,936       601,930      (848,005)         280,703
                                               ----------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $   138,661    $  437,567    $ (126,550) $   (534,734)     $   (85,055)
                                               ======================================================================

* Totals may not foot due to rounding.

Entergy Corporation


Consolidating Income Statement
Three Months Ended June 30, 2001
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,991,807    $       -     $      -    $     (969)   $ 1,990,838
     Natural gas                                      30,548            -            -             -         30,548
     Competitive businesses                                -        8,092      466,073          (275)       473,890
                                                  -----------------------------------------------------------------
                         Total                     2,022,355        8,092      466,073        (1,244)     2,495,276
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       759,634            -      265,985             -      1,025,619
            purchased for resale
          Purchased power                            233,513            -       13,211          (829)       245,895
                                                  -----------------------------------------------------------------

      Gross Margin                                 1,029,208        8,092      186,877          (415)     1,223,762
      Margin %                                         50.9%       100.0%        40.1%          33.3%         49.0%

          Nuclear refueling outage expenses           17,987            -        5,090             -         23,077
          Other operation and maintenance            323,216       14,132      111,948          (686)       448,610
     Decommissioning                                   8,903            -            -             -          8,903
     Taxes other than income taxes                    83,952          880        4,830             -         89,662
                                                  -----------------------------------------------------------------
                         Total                     1,427,205       15,012      401,064        (1,515)     1,841,766
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     595,150       (6,920)      65,009           272        653,510
                                                  -----------------------------------------------------------------

Margin %                                               29.4%       (85.5%)       13.9%        (21.9%)         26.2%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   169,425        1,068       12,879             -        183,372
     Other regulatory charges (credits)                8,389            -            -             -          8,389
     Amortization of rate deferrals                    4,699            -            -             -          4,699
                                                  -----------------------------------------------------------------
                        Total                        182,513        1,068       12,879             -        196,460
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              412,637       (7,988)      52,130           272        457,050
                                                  -----------------------------------------------------------------

Margin %                                               20.4%       (98.7%)       11.2%        (21.9%)         18.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            6,644            -            -             -          6,644
       construction
     Gain/(loss) on sale of assets - net                 760            -       10,999             -         11,759
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       70,780             -         70,780
     Miscellaneous - net                               8,365       29,103       19,593       (10,536)        46,527
                                                  -----------------------------------------------------------------
                          Total                       15,769       29,103      101,372       (10,536)       135,710
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      121,327            -        9,405             -        130,732
     Other interest - net                             17,478       11,729       32,443       (10,264)        51,386
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (5,492)           -            -             -         (5,492)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       138,022       11,729       41,848       (10,264)       181,335
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    290,384        9,386      111,654             -        411,425

INCOME TAXES                                         115,228        2,239       48,376             -        165,842
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       175,156        7,147       63,278             -        245,583

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              6,677            -            -             -          6,677
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  168,479    $   7,147   $   63,278     $       -       $238,906
                                                  =================================================================

Margin %                                                8.3%        88.3%        13.6%         (0.0%)          9.6%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $0.76        $0.03        $0.29                        $1.08
  DILUTED                                              $0.74        $0.03        $0.29                        $1.06


AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 221,113,598
  DILUTED                                                                                               225,706,421

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended June 30, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,669,082    $       -     $      -    $   (4,393)   $ 1,664,688
     Natural gas                                      28,396            -            -             -         28,396
     Competitive businesses                                -        8,514      444,277        (8,087)       444,704
                                                  -----------------------------------------------------------------
                         Total                     1,697,478        8,514      444,277       (12,480)     2,137,788
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       402,048            -       62,389             -        464,436
            purchased for resale
          Purchased power                            217,031            -      295,303        (9,814)       502,521
                                                  -----------------------------------------------------------------

      Gross Margin                                 1,078,399        8,514       86,585        (2,666)     1,170,831
      Margin %                                         63.5%       100.0%        19.5%          21.4%         54.8%

          Nuclear refueling outage expenses           16,629            -            -             -         16,629
          Other operation and maintenance            371,591        9,372       72,224        (2,963)       450,223
     Decommissioning                                   6,169            -            -             -          6,169
     Taxes other than income taxes                    81,336          444        1,761             -         83,540
                                                  -----------------------------------------------------------------
                         Total                     1,094,804        9,816      431,677       (12,777)     1,523,518
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     602,674       (1,302)      12,600           297        614,270
                                                  -----------------------------------------------------------------

Margin %                                               35.5%       (15.3%)        2.8%         (2.4%)         28.7%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   176,097          794        1,857             -        178,749
     Other regulatory charges (credits)               (5,900)           -            -             -         (5,900)
     Amortization of rate deferrals                    7,883            -            -             -          7,883
                                                  -----------------------------------------------------------------
                        Total                        178,080          794        1,857             -        180,732
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              424,594       (2,096)      10,743           297        433,538
                                                  -----------------------------------------------------------------

Margin %                                               25.0%       (24.6%)        2.4%         (2.4%)         20.3%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during            8,041            -            -             -          8,041
       construction
     Gain/(loss) on sale of assets - net                 531            -       20,526             -         21,057
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -            -             -              -
     Miscellaneous - net                               1,931       29,982       44,227        (2,488)        73,651
                                                  -----------------------------------------------------------------
                          Total                       10,502       29,982       64,753        (2,488)       102,749
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      118,336            -          126             -        118,462
     Other interest - net                             10,688        7,324        7,549        (2,191)        23,369
     Distributions on preferred securities             4,709            -            -             -          4,709
       of subsidiaries
     Allowance for borrowed funds used                (5,889)           -            -             -         (5,889)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       127,844        7,324        7,676        (2,191)       140,651
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    307,252       20,562       67,821             -        395,636

INCOME TAXES                                         120,306        6,377       23,180             -        149,863
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       186,946       14,186       44,641             -        245,773

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                              8,581            -            -             -          8,581
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  178,365    $  14,186   $   44,641     $       -       $237,192
                                                  =================================================================

Margin %                                               10.5%       166.6%        10.0%         (0.0%)         11.1%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $0.78        $0.06        $0.20                        $1.04
  DILUTED                                              $0.78        $0.06        $0.20                        $1.04
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 228,097,385
  DILUTED                                                                                               228,152,627

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Three Months Ended June 30, 2001 vs. 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $  322,725    $       -     $      -    $    3,425    $   326,150
     Natural gas                                       2,152            -            -             -          2,152
     Competitive businesses                                -         (422)      21,796         7,812         29,186
                                                  -----------------------------------------------------------------
                         Total                       324,877         (422)      21,796        11,237        357,488
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       357,586            -      203,596             -        561,183
            purchased for resale
          Purchased power                             16,482            -     (282,092)        8,985       (256,626)
                                                  -----------------------------------------------------------------

      Gross Margin                                   (49,191)        (422)     100,292         2,252         52,931
      Margin %                                        (12.6%)           -        20.6%          12.0%         (5.7%)

          Nuclear refueling outage expenses            1,358            -        5,090             -          6,448
          Other operation and maintenance            (48,375)       4,760       39,724         2,277         (1,614)
     Decommissioning                                   2,734            -            -             -          2,734
     Taxes other than income taxes                     2,616          436        3,069             -          6,122
                                                  -----------------------------------------------------------------
                         Total                       332,401        5,196      (30,613)       11,262        318,247
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                      (7,524)      (5,618)      52,409           (25)        39,241
                                                  -----------------------------------------------------------------

Margin %                                               (6.1%)      (70.2%)       11.1%        (19.5%)         (2.5%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                    (6,672)         274       11,022             -          4,624
     Other regulatory charges (credits)               14,289            -            -             -         14,289
     Amortization of rate deferrals                   (3,184)           -            -             -         (3,184)
                                                  -----------------------------------------------------------------
                        Total                          4,433          274       11,022             -         15,729
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              (11,957)      (5,892)      41,387           (25)        23,513
                                                  -----------------------------------------------------------------

Margin %                                               (4.6%)      (74.1%)        8.8%        (19.5%)         (2.0%)

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           (1,397)           -            -             -         (1,396)
       construction
     Gain/(loss) on sale of assets - net                 229            -       (9,527)            -         (9,298)
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       70,780             -         70,780
     Miscellaneous - net                               6,435         (879)     (24,634)       (8,048)       (27,127)
                                                  -----------------------------------------------------------------
                          Total                        5,267         (879)      36,619        (8,048)        32,959
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                        2,991            -        9,279             -         12,270
     Other interest - net                              6,790        4,405       24,894        (8,073)        28,017
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                   397            -            -             -            397
       during construction
                                                  -----------------------------------------------------------------
                         Total                        10,178        4,405       34,172        (8,073)        40,683
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    (16,868)     (11,176)      43,834             -         15,789

INCOME TAXES                                          (5,078)      (4,138)      25,196             -         15,980
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       (11,790)      (7,039)      18,638             -           (191)

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             (1,904)           -            -             -         (1,904)
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   (9,886)   $  (7,039)  $   18,638     $       -       $  1,714
                                                  =================================================================

Margin %                                               (2.2%)       (78.3%)       3.5%          0.0%          (1.5%)

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                               ($0.02)       ($0.03)      $0.09            -           $0.04
  DILUTED                                             ($0.04)       ($0.03)      $0.09            -           $0.02

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date June 30, 2001
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $3,865,130    $       -     $      -    $   (1,747)   $ 3,863,383
     Natural gas                                     140,931            -            -             -        140,931
     Competitive businesses                                -       20,482    1,123,394          (488)     1,143,388
                                                  -----------------------------------------------------------------
                         Total                     4,006,062       20,482    1,123,394        (2,235)     5,147,702
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas     1,586,929            -      564,552             -      2,151,481
            purchased for resale
          Purchased power                            459,323            -      150,833          (382)       609,774
                                                  -----------------------------------------------------------------

      Gross Margin                                 1,959,810       20,482      408,009        (1,853)     2,386,447
      Margin %                                         48.9%       100.0%        36.3%          82.9%         46.4%

          Nuclear refueling outage expenses           35,193            -        5,090             -         40,283
          Other operation and maintenance            625,053       44,524      251,913        (2,421)       919,069
     Decommissioning                                  17,804            -            -             -         17,804
     Taxes other than income taxes                   173,931        1,465       16,729             -        192,125
                                                  -----------------------------------------------------------------
                         Total                     2,898,233       45,989      989,117        (2,803)     3,930,536
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   1,107,829      (25,507)     134,277           568      1,217,166
                                                  -----------------------------------------------------------------

Margin %                                               27.7%      (124.5%)       12.0%        (25.4%)         23.6%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   359,848        2,153       24,447             -        386,448
     Other regulatory charges (credits)                3,546            -            -             -          3,546
     Amortization of rate deferrals                    9,153            -            -             -          9,153
                                                  -----------------------------------------------------------------
                        Total                        372,547        2,153       24,447             -        399,147
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              735,282      (27,660)     109,830           568        818,019
                                                  -----------------------------------------------------------------

Margin %                                               18.4%      (135.0%)        9.8%        (25.4%)         15.9%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           11,587            -            -             -         11,587
       construction
     Gain/(loss) on sale of assets - net               1,344            -       11,004             -         12,348
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       95,543             -         95,543
     Miscellaneous - net                              22,906       43,980       59,858       (24,525)       102,220
                                                  -----------------------------------------------------------------
                          Total                       35,837       43,980      166,405       (24,525)       221,698
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      241,284            -       18,419             -        259,703
     Other interest - net                             33,521       21,586       68,150       (23,957)        99,300
     Distributions on preferred securities             9,419            -            -             -          9,419
       of subsidiaries
     Allowance for borrowed funds used                (9,431)           -            -             -         (9,431)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       274,793       21,586       86,569       (23,957)       358,991
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    496,326       (5,265)     189,666             -        680,726

INCOME TAXES                                         200,733       (3,117)      76,657             -        274,272
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       295,593       (2,148)     113,009             -        406,454

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             13,393            -            -             -         13,393
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  282,200    $  (2,148)  $  113,009     $       -       $393,061
                                                  =================================================================

Margin %                                                7.0%       (10.5%)       10.1%             -           7.6%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $1.28       ($0.01)       $0.51                        $1.78
  DILUTED                                              $1.25       ($0.01)       $0.51                        $1.75
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 220,518,674
  DILUTED                                                                                               224,749,374

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date June 30, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $3,024,629    $       -     $      -    $   (7,059)   $ 3,017,570
     Natural gas                                      74,292            -            -             -         74,292
     Competitive businesses                                -       14,276      860,523       (17,381)       857,418
                                                  -----------------------------------------------------------------
                         Total                     3,098,921       14,276      860,523       (24,441)     3,949,280
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       821,237            -      140,953             -        962,190
            purchased for resale
          Purchased power                            353,272            -      538,718       (19,926)       872,064
                                                  -----------------------------------------------------------------

      Gross Margin                                 1,924,411       14,276      180,852        (4,515)     2,115,026
      Margin %                                         62.1%       100.0%        21.0%          18.5%         53.6%

          Nuclear refueling outage expenses           35,186            -            -             -         35,186
          Other operation and maintenance            672,033       29,742      131,114        (5,256)       827,634
     Decommissioning                                  17,106            -            -             -         17,106
     Taxes other than income taxes                   159,300          722        3,136             -        163,158
                                                  -----------------------------------------------------------------
                         Total                     2,058,135       30,464      813,921       (25,182)     2,877,338
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   1,040,786      (16,188)      46,602           741      1,071,942
                                                  -----------------------------------------------------------------

Margin %                                               33.6%      (113.4%)        5.4%         (3.0%)         27.1%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   351,845        1,532        3,648             -        357,025
     Other regulatory charges (credits)              (20,506)           -            -             -        (20,506)
     Amortization of rate deferrals                   15,279            -            -             -         15,279
                                                  -----------------------------------------------------------------
                        Total                        346,619        1,532        3,648             -        351,798
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              694,167      (17,719)      42,954           741        720,144
                                                  -----------------------------------------------------------------

Margin %                                               22.4%      (124.1%)        5.0%         (3.0%)         18.2%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           15,735            -            -             -         15,735
       construction
     Gain/(loss) on sale of assets - net               1,045            3       20,526             -         21,574
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -            -             -
     Miscellaneous - net                               6,329       51,185       51,305        (6,186)       102,633
                                                  -----------------------------------------------------------------
                          Total                       23,109       51,188       71,831        (6,186)       139,942
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      232,678            -          252          (810)       232,121
     Other interest - net                             21,375       11,972       14,940        (4,635)        43,652
     Distributions on preferred securities             9,419            -            -             -          9,419
       of subsidiaries
     Allowance for borrowed funds used               (11,977)           -            -             -        (11,977)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       251,495       11,972       15,192        (5,445)       273,215
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    465,781       21,497       99,593             -        586,871

INCOME TAXES                                         191,497        7,001       34,191             -        232,688
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       274,284       14,496       65,403             -        354,183

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             18,131            -            -             -         18,131
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  256,153    $  14,496   $   65,403     $       -       $336,052
                                                  =================================================================

Margin %                                                8.3%       101.5%         7.6%         (0.0%)          8.5%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $1.10        $0.07        $0.28                        $1.45
  DILUTED                                              $1.10        $0.07        $0.28                        $1.45
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 232,352,915
  DILUTED                                                                                               232,382,112

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Year to Date June 30, 2001 vs. 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $  840,501    $       -     $      -    $    5,312    $   845,814
     Natural gas                                      66,639            -            -             -         66,640
     Competitive businesses                                -        6,206      262,871        16,893        285,970
                                                  -----------------------------------------------------------------
                         Total                       907,141        6,206      262,871        22,206      1,198,424
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas       765,692            -      423,599             -      1,189,291
            purchased for resale
          Purchased power                            106,051            -     (387,885)       19,544       (262,290)
                                                  -----------------------------------------------------------------

      Gross Margin                                    35,399        6,206      227,157         2,662        271,423
      Margin %                                        (13.2%)           -        15.3%          64.4%         (7.2%)

          Nuclear refueling outage expenses                7            -        5,090             -          5,097
          Other operation and maintenance            (46,980)      14,782      120,799         2,835         91,436
     Decommissioning                                     698            -            -             -            698
     Taxes other than income taxes                    14,631          743       13,593             -         28,967
                                                  -----------------------------------------------------------------
                         Total                       840,097       15,525      175,196        22,379      1,053,198
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                      67,043       (9,319)      87,675          (173)       145,226
                                                  -----------------------------------------------------------------

Margin %                                               (5.9%)      (11.1%)        6.5%        (22.4%)         (3.5%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                     8,003          622       20,799             -         29,423
     Other regulatory charges (credits)               24,052            -            -             -         24,052
     Amortization of rate deferrals                   (6,126)           -            -             -         (6,126)
                                                  -----------------------------------------------------------------
                        Total                         25,928          622       20,799             -         47,348
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                               41,115       (9,941)      66,876          (173)        97,877
                                                  -----------------------------------------------------------------

Margin %                                               (4.0%)      (10.9%)        4.8%        (22.4%)         (2.3%)

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           (4,148)           -            -             -         (4,148)
       construction
     Gain/(loss) on sale of assets - net                 299           (3)      (9,522)            -         (9,226)
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -       95,543             -         95,543
     Miscellaneous - net                              16,577       (7,205)       8,553       (18,339)          (413)
                                                  -----------------------------------------------------------------
                          Total                       12,728       (7,208)      94,574       (18,339)        81,757
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                        8,606            -       18,167           810         27,583
     Other interest - net                             12,146        9,614       53,210       (19,322)        55,648
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                 2,546            -            -             -          2,546
       during construction
                                                  -----------------------------------------------------------------
                         Total                        23,298        9,614       71,377       (18,512)        85,776
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                     30,545      (26,762)      90,073             -         93,858

INCOME TAXES                                           9,236      (10,118)      42,467             -         41,584
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        21,309      (16,644)      47,607             -         52,274

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             (4,738)           -            -             -         (4,738)
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   26,047    $ (16,644)  $   47,607     $       -       $ 57,012
                                                  =================================================================

Margin %                                               (1.2%)      (112.0%)       2.5%          0.0%          (0.9%)

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $0.18       ($0.08)       $0.23                        $0.33
  DILUTED                                              $0.15       ($0.08)       $0.23                        $0.30

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended June 30, 2001
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $8,076,227    $       -     $      -    $  (10,727)   $ 8,065,500
     Natural gas                                     232,511            -            -             -        232,511
     Steam products                                        -            -            -             -              -
     Competitive businesses                                -       20,262    2,927,224       (30,926)     2,916,560
                                                  -----------------------------------------------------------------
                         Total                     8,308,738       20,262    2,927,224       (41,653)    11,214,571
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas     2,996,988            -      838,876          (739)     3,835,126
            purchased for resale
          Purchased power                          1,034,271            -    1,399,871       (33,551)     2,400,591
                                                  -----------------------------------------------------------------

      Gross Margin                                 4,277,479       20,262      688,476        (7,363)     4,978,854
      Margin %                                         51.5%       100.0%        23.5%          17.7%         44.4%

          Nuclear refueling outage expenses           70,519            -        5,090             -         75,609
          Other operation and maintenance          1,454,042       67,970      479,853        (9,117)     1,992,748
     Decommissioning                                  40,182            -            -             -         40,182
     Taxes other than income taxes                   372,995        2,309       24,006             -        399,310
                                                  -----------------------------------------------------------------
                         Total                     5,968,997       70,279    2,747,697       (43,407)     8,743,566
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,339,741      (50,017)     179,527         1,754      2,471,005
                                                  -----------------------------------------------------------------

Margin %                                               28.2%      (246.9%)        6.1%         (4.2%)         22.0%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   738,663        3,829       33,057             -        775,549
     Other regulatory charges (credits)               27,733            -            -             -         27,733
     Amortization of rate deferrals                   24,265            -            -             -         24,265
                                                  -----------------------------------------------------------------
                        Total                        790,661        3,829       33,057             -        827,547
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,549,080      (53,846)     146,470         1,754      1,643,458
                                                  -----------------------------------------------------------------

Margin %                                               18.6%      (265.7%)        5.0%         (4.2%)         14.7%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           27,873            -            -             -         27,873
       construction
     Gain/(loss) on sale of assets - net               2,636      (30,000)      10,172             -        (17,192)
     Equity in earnings of unconsolidated
       equity affiliates                                   2            -       95,543             -         95,545
     Miscellaneous - net                              43,336       64,463       98,999       (33,989)       172,809
                                                  -----------------------------------------------------------------
                          Total                       73,847       34,463      204,714       (33,989)       279,035
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      482,156            -       22,498             -        504,654
     Other interest - net                             59,029       31,716       78,366       (32,235)       136,877
     Distributions on preferred securities            18,838            -            -             -         18,838
       of subsidiaries
     Allowance for borrowed funds used               (21,567)           -            -             -        (21,567)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       538,456       31,716      100,865       (32,235)       638,802
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                  1,084,471      (51,099)     250,319             -      1,283,691

INCOME TAXES                                         444,902      (23,054)      98,657             -        520,505
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       639,569      (28,045)     151,662             -        763,186

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             26,883            -            -             -         26,883
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  612,686    $ (28,045)  $  151,662     $       -       $736,303
                                                  =================================================================

Margin %                                                7.4%      (138.4%)        5.2%             -           6.6%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $2.78       ($0.13)       $0.69                        $3.34
  DILUTED                                              $2.73       ($0.13)       $0.68                        $3.28
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 220,696,148
  DILUTED                                                                                               224,508,672

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended June 30, 2000
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $6,455,761    $       -     $      -    $  (18,481)   $ 6,437,280
     Natural gas                                     124,766            -            -             -        124,766
     Steam products                                      286            -            -             -            286
     Competitive businesses                                -       14,276    2,217,619       (28,046)     2,203,849
                                                  -----------------------------------------------------------------
                         Total                     6,580,813       14,276    2,217,619       (46,527)     8,766,181
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas     1,761,900            -      394,680          (593)     2,155,987
            purchased for resale
          Purchased power                            830,747            -    1,467,885       (34,709)     2,263,923
                                                  -----------------------------------------------------------------

      Gross Margin                                 3,988,166       14,276      355,054       (11,225)     4,346,271
      Margin %                                         60.6%       100.0%        16.0%          24.1%         49.6%

          Nuclear refueling outage expenses           74,422            -            -             -         74,422
          Other operation and maintenance          1,420,834       52,211      289,884       (12,856)     1,750,073
     Decommissioning                                  39,662            -            -             -         39,662
     Taxes other than income taxes                   329,741          914        5,665             -        336,320
                                                  -----------------------------------------------------------------
                         Total                     4,457,306       53,125    2,158,114       (48,158)     6,620,387
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                   2,123,507      (38,849)      59,505         1,631      2,145,794
                                                  -----------------------------------------------------------------

Margin %                                               32.3%      (272.1%)        2.7%         (3.5%)         24.5%

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                   683,800        2,095        8,463             -        694,358
     Other regulatory charges (credits)                4,898            -            -             -          4,898
     Amortization of rate deferrals                   42,126            -            -             -         42,126
                                                  -----------------------------------------------------------------
                        Total                        730,824        2,095        8,463             -        741,382
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                            1,392,683      (40,944)      51,042         1,631      1,404,412
                                                  -----------------------------------------------------------------

Margin %                                               21.2%      (286.8%)        2.3%         (3.5%)         16.0%

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           32,268            -            -             -         32,268
       construction
     Gain/(loss) on sale of assets - net               2,186          (13)      30,026             -         32,199
     Equity in earnings of unconsolidated
       equity affiliates                                   -            -            -             -              -
     Miscellaneous - net                              29,895       66,981      110,468       (10,304)       197,040
                                                  -----------------------------------------------------------------
                          Total                       64,349       66,968      140,494       (10,304)       261,507
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                      466,593            -          519          (810)       466,302
     Other interest - net                             49,942       12,726       25,835        (7,863)        80,640
     Distributions on preferred securities            18,838            -            -             -         18,838
       of subsidiaries
     Allowance for borrowed funds used               (24,157)           -            -             -        (24,157)
       during construction
                                                  -----------------------------------------------------------------
                         Total                       511,216       12,726       26,354        (8,673)       541,623
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    945,816       13,298      165,182             -      1,124,296

INCOME TAXES                                         375,450       31,753       50,549             -        457,752
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                       570,366      (18,455)     114,633             -        666,544

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                             39,993            -            -             -         39,993
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $  530,373    $ (18,455)  $  114,633     $       -       $626,551
                                                  =================================================================

Margin %                                                8.1%      (129.3%)        5.2%             -           7.1%

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $2.23       ($0.08)       $0.48                        $2.63
  DILUTED                                              $2.23       ($0.08)       $0.48                        $2.63
AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
  BASIC                                                                                                 238,003,322
  DILUTED                                                                                               238,343,449

*Totals may not foot due to rounding.


Entergy Corporation


Consolidating Income Statement
Twelve Months Ended June 30, 2001 vs. 2000
Increase/(Decrease)
(Dollars in thousands)
(Unaudited)
                                                    U.S.       Parent &   Competitive   Eliminations  Consolidated
                                                  Utilities     Other      Businesses

OPERATING REVENUES:
     Domestic electric                            $1,620,466    $       -     $      -    $    7,754    $ 1,628,220
     Natural gas                                     107,745            -            -             -        107,745
     Steam products                                     (286)           -            -             -           (286)
     Competitive businesses                                -        5,986      709,605        (2,880)       712,711
                                                  -----------------------------------------------------------------
                         Total                     1,727,925        5,986      709,605         4,874      2,448,390
                                                  -----------------------------------------------------------------

OPERATING EXPENSES:
      Operating and Maintenance:
          Fuel, fuel related expenses, and gas     1,235,088            -      444,196          (146)     1,679,139
            purchased for resale
          Purchased power                            203,524            -      (68,014)        1,158        136,668
                                                  -----------------------------------------------------------------

      Gross Margin                                   289,313        5,986      333,422         3,862        632,583
      Margin %                                         (9.1%)           -         7.5%          (6.4%)        (5.2%)

          Nuclear refueling outage expenses           (3,903)           -        5,090             -          1,187
          Other operation and maintenance             33,208       15,759      189,969         3,739        242,675
     Decommissioning                                     520            -            -             -            520
     Taxes other than income taxes                    43,254        1,395       18,341             -         62,990
                                                  -----------------------------------------------------------------
                         Total                     1,511,691       17,154      589,583         4,751      2,123,179
                                                  -----------------------------------------------------------------

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION,
AND AMORTIZATION                                     216,234      (11,168)     120,022           123        325,211
                                                  -----------------------------------------------------------------

Margin %                                               (4.1%)       25.3%         3.4%         (0.7%)         (2.4%)

DEPRECIATION AND AMORTIZATION:
     Depreciation and amortization                    54,863        1,734       24,594             -         81,191
     Other regulatory charges (credits)               22,835            -            -             -         22,835
     Amortization of rate deferrals                  (17,861)           -            -             -        (17,861)
                                                  -----------------------------------------------------------------
                        Total                         59,837        1,734       24,594             -         86,165
                                                  -----------------------------------------------------------------

OPERATING INCOME (LOSS)                              156,397      (12,902)      95,428           123        239,046
                                                  -----------------------------------------------------------------

Margin %                                               (2.5%)       21.1%         2.7%         (0.7%)         (1.4%)

OTHER INCOME (DEDUCTIONS):
     Allowance for equity funds used during           (4,395)           -            -             -         (4,395)
       construction
     Gain/(loss) on sale of assets - net                 450      (29,987)     (19,854)            -        (49,391)
     Equity in earnings of unconsolidated
       equity affiliates                                   2            -       95,543             -         95,545
     Miscellaneous - net                              13,441       (2,518)     (11,469)      (23,685)       (24,231)
                                                  -----------------------------------------------------------------
                          Total                        9,498      (32,505)      64,220       (23,685)        17,528
                                                  -----------------------------------------------------------------

INTEREST AND OTHER CHARGES:
     Interest on long-term debt                       15,563            -       21,979           810         38,352
     Other interest - net                              9,087       18,990       52,531       (24,372)        56,237
     Distributions on preferred securities                 -            -            -             -              -
       of subsidiaries
     Allowance for borrowed funds used                 2,590            -            -             -          2,590
       during construction
                                                  -----------------------------------------------------------------
                         Total                        27,240       18,990       74,511       (23,562)        97,179
                                                  -----------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES                    138,655      (64,397)      85,137             -        159,395

INCOME TAXES                                          69,452      (54,807)      48,108             -         62,753
                                                  -----------------------------------------------------------------

CONSOLIDATED NET INCOME (LOSS)                        69,203       (9,590)      37,029             -         96,642

PREFERRED DIVIDEND REQUIREMENTS OF SUBSIDIARIES
AND OTHER                                            (13,110)           -            -             -        (13,110)
                                                  -----------------------------------------------------------------
EARNINGS (LOSS) APPLICABLE TO COMMON STOCK        $   82,313    $  (9,590)  $   37,029     $       -      $ 109,752
                                                  =================================================================

Margin %                                               (0.7%)        (9.1%)       0.0%             -          (0.6%)

EARNINGS PER AVERAGE COMMON SHARE:
  BASIC                                                $0.55       ($0.05)       $0.21                        $0.71
  DILUTED                                              $0.50       ($0.05)       $0.20                        $0.65


*Totals may not foot due to rounding.

Entergy Corporation


U.S. Utility Electric Energy Sales & Customers

                             Three Months Ended June
                                                                            % Weather
                                             2001          2000      %      Adjusted
                                             (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                             6,733         6,857    (1.8)    (1.1)
     Commercial                              5,908         5,880     0.5      0.8
     Governmental                              630           635    (0.8)     0.0
     Industrial                             10,710        11,021    (2.8)    (2.8)
                                            ------        ------    ----
       Total to Ultimate Customers          23,981        24,393    (1.7)    (1.4)
      Wholesale                              2,182         2,523   (13.5)
                                            ------        ------    ----
                Total Sales                 26,163        26,916    (2.8)
                                            ======        ======    ====


                             Year to Date June
                                                                            % Weather
                                             2001          2000       %     Adjusted
                                             (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                            14,269        13,369     6.7      2.0
     Commercial                             11,482        11,160     2.9      2.7
     Governmental                            1,245         1,222     1.9      2.1
     Industrial                             21,022        21,638    (2.8)    (2.8)
                                            ------        ------    ----
       Total to Ultimate Customers          48,018        47,389     1.3      0.0
      Wholesale                              4,631         4,795    (3.4)
                                            ------        ------    ----
                Total Sales                 52,649        52,184     0.9
                                            ======        ======    ====


                          Twelve Months Ended June

                                          2001          2000          %
                                                   (Millions of kwh)
ELECTRIC ENERGY SALES:
     Residential                            32,898        30,733     7.0
     Commercial                             24,980        24,025     4.0
     Governmental                            2,627         2,573     2.1
     Industrial                             43,339        44,145    (1.8)
                                           -------       -------    ----
       Total to Ultimate Customers         103,844       101,476     2.3
      Wholesale                              9,835        10,205    (3.6)
                                           -------       -------    ----
                Total Sales                113,679       111,681     1.8
                                           =======       =======    ====


                                 June

                                          2001          1999          %

ELECTRIC CUSTOMERS (YEAR TO DATE AVERAGE):
     Residential                         2,215,321     2,199,803     0.7
     Commercial                            294,675       287,125     2.6
     Governmental                           14,614        14,257     2.5
     Industrial                             39,538        40,477    (2.3)
                                         ---------     ---------    ----
       Total to Ultimate Customers       2,564,148     2,541,662     0.9
      Wholesale                                 39            40    (2.5)
                                         ---------     ---------    ----
                Total Sales              2,564,187     2,541,702     0.9
                                         =========     =========    ====
